Exhibit 10.3

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS FIRST AMENDMENT (the “First Amendment”) to that certain Third Amended and Restated Investors’ Rights Agreement dated as of March 20, 2014, among Cognition Therapeutics, Inc., a Delaware corporation (the “Company”) and its stockholders party thereto (the “Investors’ Rights Agreement”), is entered into as of March 23, 2020, by and among the Company and the undersigned stockholders of the Company constituting the holders of at least 60% of the Registrable Securities (as defined in the Investors’ Rights Agreement) then outstanding (the “Required Investors”). All capitalized terms used but not defined in this First Amendment shall have the meanings assigned to them in the Investors’ Rights Agreement.

Recitals

WHEREAS, the Company and the Required Investors desire to amend the Investors’ Rights Agreement to remove the ability of the holders of at least 20% of the Registrable Securities then outstanding to demand registration of the Company’s securities on a Form S-1 prior to 180 days after the effective date of an IPO;

WHEREAS, pursuant to Section 6.6 of the Investors’ Rights Agreement, with certain exceptions not relevant to this First Amendment, any term of the Investors’ Rights Agreement may be amended with the written consent of the Company and the Required Investors; and

WHEREAS, accordingly, the Company and the Required Investors are entering into this First Amendment to make such amendments to the Investors’ Rights Agreement.

Agreement

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.            Amendment to Section 2.1(a) of the Investors’ Rights Agreement. Section 2.1(a) of the Investors’ Rights Agreement is hereby amended and restated in its entirety to provide as follows:

Section 2.1        Demand Registration.

(a)         If at any time after 180 days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of at least 20% of the Registrable Securities then outstanding (or a proportionately lower percentage if the anticipated aggregate offering price, net of Selling Expenses, would exceed $5,000,000), then the Company shall (A) within 10 days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (B) as soon as practicable and in any event within 60 days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within 20 days of the date the Demand Notice is given, and in each case, subject to the limitations of Sections 2.1(c), 2.1(d), 2.1(f) and 2.3.

2.            Effect of First Amendment. The parties acknowledge and agree that all of the terms, provisions, covenants and conditions of the Investors’ Rights Agreement shall hereafter continue in full force and effect in accordance with the terms thereof, except to the extent expressly modified, amended or revised herein; provided, however, that if any term or provision of this First Amendment shall conflict with or otherwise be inconsistent with any term or provision of the Investors’ Rights Agreement, the terms and provisions of this First Amendment shall prevail.

3.            Governing Law. This First Amendment shall be governed by and construed under the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

4.            Effectiveness; Counterparts; Electronic Transmission. In accordance with Section 6.6 of the Investors’ Rights Agreement, this First Amendment shall become effective upon the execution of this First Amendment by the Company and the Required Investors. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This First Amendment may, upon execution by a party, be transmitted by electronic or facsimile transmission with the same effect as if such party had delivered an executed original counterpart of this First Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to the Third Amended and Restated Investors’ Rights Agreement as of the date set forth above.

REQUIRED INVESTORS:

Individuals Sign Below

Date:	, 2020
Signature

Name:

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Date:	, 2020
Name of Stockholder (please print)

By:
Name:
Title:

[Signature Page to the First Amendment o the
Third Amended and Restated Investors’ Rights Agreement]